Exhibit 10.2

SECOND AMENDED AND RESTATED

REVOLVING CREDIT NOTE

$22,500,000	As of February 24, 2026
New York, New York

FOR VALUE RECEIVED, the undersigned (“Borrower”), promises to pay to the order of WEBSTER BANK, NATIONAL ASSOCIATION (“Payee”; Payee, together with any other holder hereof, sometimes referred to herein as the “Holder”), at the office of Agent (defined below) located at 360 Lexington Avenue, New York, New York 10017 or at such other place as Payee may from time to time designate to Borrower in writing, the principal sum of TWENTY TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($22,500,000), or such lesser amount as may be outstanding under Revolving Advances made pursuant to the Credit Agreement (defined below), at such time or times as are provided in the Credit Agreement (defined below) and, in any event, on the last day of the Term, subject to acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof, together with interest on the unpaid principal balance hereof from the date hereof until the payment in full of this Revolving Credit Note (this “Note”) at the rate specified with respect to the Revolving Advances in the Credit Agreement, payable at the times and in the manner provided in the Credit Agreement.

It is contemplated that the principal sum evidenced hereby may be reduced from time to time as a result of the repayment of Revolving Advances and that additional Revolving Advances may be made from time to time but not to exceed the Maximum Revolving Amount, as provided in the Credit Agreement.

This Note is one of the “Revolving Credit Notes” issued to evidence the Revolving Advances being made available by Payee to Borrower pursuant to the provisions of the Amended and Restated Credit and Security Agreement, dated as August 8, 2017 (herein, as at any time amended, modified or supplemented, called the “Credit Agreement”; capitalized terms used herein and not defined herein having the meanings assigned to them in the Credit Agreement), among the Borrower, the other Loan Parties identified therein, the financial institutions identified therein (each a “Lender” and collectively, the “Lenders”) and Webster Bank, National Association (“Webster”) as a Lender and agent for all other Lenders (Webster, in such capacity, “Agent”) to which reference is hereby made for a statement of the terms, conditions and covenants under which the indebtedness evidenced hereby was made and is to be repaid, including, but not limited to, those related to voluntary or mandatory prepayment of the indebtedness represented hereby, to the maturity of the indebtedness represented hereby upon the termination of the Credit Agreement and to the interest rate payable hereunder. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate.

Payment of this Note is secured by the Collateral and Holder is entitled to the benefit of the Credit Agreement and any Other Document at any time delivered in connection with the foregoing to secure the Obligations, and is subject to all of the agreements, terms and conditions therein contained.

If an Event of Default under Sections 11.7, 11.8 or 11.9 of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the Other Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

Borrower hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note.

This Note amends and restates, and is given in substitution for and not in satisfaction of that certain Amended and Restated Revolving Credit Note, dated July 7, 2017, in the principal amount of $15,000,000, heretofore issued by Borrower to the order of Payee.

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WITNESS THE DUE EXECUTION HEREOF BY THE DULY AUTHORIZED OFFICER OF THE UNDERSIGNED AS OF THE DATE FIRST ABOVE WRITTEN.

“BORROWER”

MANHATTAN BRIDGE CAPITAL, INC.

By:	/s/ Assaf Ran
Name:	Assaf Ran
Title:	CEO

[Signature Page to Second Amended and Restated Revolving Credit Note]